THORNBURG INVESTMENT TRUST

Supplement dated January 27, 2026

to the Summary Prospectus and Prospectus, each dated January 15, 2026, as supplemented, of Class A, C, and I shares of each of Thornburg Small/Mid Cap Core Fund (“Core Fund”) and Thornburg Small/Mid Cap Growth Fund (“Growth Fund” and, together with the Core Fund, each, a “Fund,” and, together, the “Funds”), each a series of Thornburg Investment Trust

Effective February 1st, 2026, the “Purchase and Sale of Fund Shares” section of each Fund’s Summary Prospectus and Prospectus is deleted in their entirety and replaced with the following.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares are shown below. The Funds do not impose any minimums on subsequent investments. If you purchase your shares through a financial intermediary, however, the intermediary may impose its own minimum investment requirements on initial or subsequent purchases. The minimums shown below may also be reduced or waived by the Fund under certain circumstances.

MINIMUM INITIAL INVESTMENT	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	N/A	N/A	$1,000
All Others	$1,000	$1,000	$2,500,000

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Fund, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017), online (by logging into your account at Thornburg.com), or by telephone (1-800-847-0200).

Effective February 1st, 2026, the fifth paragraph in the “Class C Shares CDSC Waiver” section of each Fund’s Prospectus is deleted in its entirety and replaced with the following.

The Funds will not accept any order for Class C shares that would be eligible for Class A shares at NAV or Class I shares. The Funds’ Transfer Agent may not be able to determine each instance in which this limitation applies because shareholder account information may be maintained by financial intermediaries, and may not be available to the Funds. Investors planning large purchases of Class C shares, or cumulative purchases of Class C shares over time, should consult with their financial intermediary about the higher annual fees for Class C shares and consider if it would be more advantageous to purchase Class A shares under a Letter of Intent or Rights of Accumulation.

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Shareholders should retain this supplement for future reference. This supplement provides new information beyond that contained in each Fund’s Summary Prospectus and Prospectus and should be read in conjunction therewith.